UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2006

AMERICAN VANTAGE COMPANIES
(Exact name of registrant as specified in its charter)

Nevada	0-10061	04-2709807
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

4735 S. Durango Dr., Suite #105, Las Vegas, Nevada   89128
(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: (702) 227-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In connection with the disposition of American Vantage Media Corporation (“AVMC”) to Genius Products, Inc. (“GNPI”) on March 21, 2005 and the Company’s receipt of the GNPI securities issued in exchange for the Company’s interest in AVMC, the Company may have inadvertently become an “investment company,” as such term is defined in the Investment Company Act of 1940 (the “Investment Company Act”) and is thereby subject to the Investment Company Act as of March 21, 2006. Accordingly, on March 21, 2006, the Company filed with the Securities and Exchange Commission (the “SEC”) a Notification of Registration on Form N-8A registering the Company under the Investment Company Act. As the Company believes that it is not an investment company, the Company is requesting an exemptive order from the SEC on this matter. However, the Company is currently subject to the reporting and other obligations and requirements of the Investment Company Act. As such, in lieu of filing the Company’s Quarterly Report on Form 10-QSB, for the three months ended March 31, 2006, the Company will file, on or before May 31, 2006, the Company’s Quarterly Schedule of Portfolio Holdings of Registered Management Investment Company on Form N-Q, for the three months ended March 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN VANTAGE COMPANIES

Date: May 15, 2006	By:	/s/ Ronald J. Tassinari
Ronald J. Tassinari, Chairman, President and Chief Executive Officer